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                                                                    EXHIBIT 10.5







                           EMPLOYEE MATTERS AGREEMENT

                                     BETWEEN

                          RELIANT ENERGY, INCORPORATED

                                       AND

                             RELIANT RESOURCES, INC.

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                                TABLE OF CONTENTS


ARTICLE I. DEFINITIONS.......................................................1
         1.01         ACTION.................................................2
         1.02         AFFILIATES.............................................2
         1.03         AGREEMENT..............................................2
         1.04         AICP...................................................2
         1.05         ANCILLARY AGREEMENTS...................................2
         1.06         ASO CONTRACTS..........................................2
         1.07         BENEFIT RESTORATION PLAN...............................2
         1.08         COBRA..................................................2
         1.09         CODE...................................................2
         1.10         COMMON STOCK...........................................2
         1.11         DEFERRED COMPENSATION PLAN.............................2
         1.12         DISTRIBUTION...........................................3
         1.13         DISTRIBUTION DATE......................................3
         1.14         DISTRIBUTION RATIO.....................................3
         1.15         DOL....................................................3
         1.16         EMPLOYMENT LIABILITIES.................................3
         1.17         ERISA..................................................3
         1.18         ESOP...................................................3
         1.19         EXECUTIVE PLANS........................................3
         1.20         FLEXIBLE BENEFITS PLAN.................................4
         1.21         FMLA...................................................4
         1.22         FOREIGN PLAN...........................................4
         1.23         FRINGE BENEFITS........................................4
         1.24         GOVERNMENTAL AUTHORITY.................................4
         1.25         GROUP INSURANCE POLICIES...............................4
         1.26         HCFA...................................................4
         1.27         HEALTH AND WELFARE PLANS...............................4
         1.28         HEALTH PLANS...........................................4
         1.29         HMO....................................................5
         1.30         HMO AGREEMENTS.........................................5
         1.31         IPO....................................................5
         1.32         IPO CLOSING DATE.......................................5
         1.33         IRS....................................................5
         1.34         LEAVE OF ABSENCE PROGRAMS..............................5
         1.35         LIABILITIES............................................5
         1.36         LICP...................................................5
         1.37         LTIP...................................................5
         1.38         NEW REI OPTION.........................................5
         1.39         NORAM RABBI TRUSTS.....................................5
         1.40         OPTION.................................................6
         1.41         OUTSOURCE..............................................6
         1.42         PARTICIPATING COMPANY..................................6

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
         1.43         PBGC........................................................................6
         1.44         PERSON......................................................................6
         1.45         PLAN........................................................................6
         1.46         QDRO........................................................................6
         1.47         QMCSO.......................................................................6
         1.48         RECORD DATE.................................................................6
         1.49         REI.........................................................................6
         1.50         REI EMPLOYEE................................................................7
         1.51         REI GROUP...................................................................7
         1.52         REI STOCK VALUE.............................................................7
         1.53         REI TERMINATED EMPLOYEE.....................................................7
         1.54         REI WCP.....................................................................7
         1.55         RESOURCES...................................................................7
         1.56         RESOURCES EMPLOYEE..........................................................7
         1.57         RESOURCES GROUP.............................................................7
         1.58         RESOURCES RETIRED EMPLOYEE..................................................7
         1.59         RESOURCES STOCK VALUE.......................................................8
         1.60         RESOURCES TERMINATED EMPLOYEE...............................................8
         1.61         RESOURCES UNION EMPLOYEES...................................................8
         1.62         RESOURCES WCP CLAIMS........................................................8
         1.63         RETIREMENT PLAN.............................................................8
         1.64         SAVINGS PLAN................................................................8
         1.65         SAVINGS RESTORATION PLAN....................................................8
         1.66         SEC.........................................................................8
         1.67         SEPARATION..................................................................9
         1.68         SEPARATION AGREEMENT........................................................9
         1.69         SEPARATION DATE.............................................................9
         1.70         SEVERANCE PLANS.............................................................9
         1.71         STOCK PLAN..................................................................9
         1.72         STOCK PURCHASE PLAN.........................................................9
         1.73         SUBSIDIARY..................................................................9
         1.74         TAX ALLOCATION AGREEMENT....................................................9
         1.75         UNION PLANS.................................................................9

ARTICLE II. GENERAL PRINCIPLES....................................................................9
         2.01         ASSUMPTION OF RESOURCES LIABILITIES.........................................9
         2.02         EMPLOYMENT LIABILITIES INDEMNIFICATION.....................................10
         2.03         ESTABLISHMENT OF RESOURCES PLANS...........................................12
         2.04         RESOURCES'S PARTICIPATION IN REI PLANS.....................................13
         2.05         TERMS OF PARTICIPATION BY RESOURCES EMPLOYEES IN RESOURCES PLANS...........15
         2.06         FOREIGN PLANS..............................................................15
         2.07         UNION PLANS................................................................15
         2.08         RELIANT ENERGY TEGCO, INC. EMPLOYEES.......................................16
         2.09         VOLUNTARY EMPLOYEES' BENEFICIARY ASSOCIATIONS..............................16

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

ARTICLE III. DEFINED BENEFIT PLAN................................................................16
         3.01         RESOURCES EMPLOYEES' PARTICIPATION IN RETIREMENT PLAN......................16

ARTICLE IV. DEFINED CONTRIBUTION PLAN............................................................17
         4.01         RESOURCES SAVINGS PLAN.....................................................17
         4.02         ESOP.......................................................................17
         4.03         REMA SAVINGS PLAN..........................................................17
         4.04         RESOURCES RETIRED EMPLOYEES................................................18

ARTICLE V. EXECUTIVE AND OTHER PLANS.............................................................18
         5.01         EXECUTIVE PLANS............................................................18
         5.02         DEFERRED COMPENSATION PLAN.................................................18
         5.03         BENEFIT AND SAVINGS RESTORATION PLANS......................................19
         5.04         RABBI TRUSTS...............................................................20
         5.05         SEVERANCE PLANS............................................................20

ARTICLE VI. HEALTH AND WELFARE PLANS.............................................................20
         6.01         ASSUMPTION OF HEALTH AND WELFARE PLAN LIABILITIES..........................20
         6.02         CLAIMS FOR HEALTH AND WELFARE PLANS........................................21
         6.03         POST-DISTRIBUTION TRANSITIONAL ARRANGEMENTS................................22
         6.04         VENDOR AND INSURANCE ARRANGEMENTS..........................................23
         6.05         COBRA AND HIPPA............................................................23
         6.06         LEAVE OF ABSENCE PROGRAMS AND FMLA.........................................24
         6.07         REI WORKERS' COMPENSATION PROGRAM..........................................24

ARTICLE VII. EQUITY AND OTHER COMPENSATION.......................................................26
         7.01         REI OPTIONS................................................................26
         7.02         REI RESTRICTED SHARES......................................................27
         7.03         STOCK PURCHASE PLAN........................................................27
         7.04         RESOURCES LONG-TERM INCENTIVE PLAN.........................................27
         7.05         RESOURCES ANNUAL INCENTIVE COMPENSATION PLAN...............................28

ARTICLE VIII. FRINGE AND OTHER BENEFITS..........................................................28
         8.01         FRINGE BENEFITS............................................................28
         8.02         APPLIANCE LOANS............................................................28
         8.03         CHAIRMAN'S SCHOLARSHIP FUNDS...............................................28
         8.04         REI FOUNDATION.............................................................28
         8.05         OTHER BENEFITS.............................................................28

ARTICLE IX.......................................................................................29
         9.01         TRANSITION SERVICES AGREEMENT..............................................29
         9.02         PAYMENT OF LIABILITIES, PLAN EXPENSES AND RELATED MATTERS..................29
         9.03         SHARING OF PARTICIPANT INFORMATION.........................................29

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

         9.04         REPORTING AND DISCLOSURE COMMUNICATIONS TO PARTICIPANTS....................29
         9.05         AUDITS REGARDING VENDOR CONTRACTS..........................................30
         9.06         BENEFICIARY DESIGNATIONS...................................................30
         9.07         REQUESTS FOR IRS AND DOL OPINIONS..........................................30
         9.08         FIDUCIARY MATTERS..........................................................30
         9.09         CONSENT OF THIRD PARTIES...................................................30
         9.10         TAX COOPERATION............................................................31
         9.11         PLAN RETURNS...............................................................31

ARTICLE X. EMPLOYMENT-RELATED MATTERS............................................................31
         10.01        TERMS OF RESOURCES EMPLOYMENT..............................................31
         10.02        HR DATA SUPPORT SYSTEMS....................................................31
         10.03        EMPLOYMENT OF EMPLOYEES WITH U.S. WORK VISAS...............................31
         10.04        CONFIDENTIALITY AND PROPRIETARY INFORMATION................................31
         10.05        ACCRUED PAYROLL, BONUSES, PROFIT SHARING AND COMMISSIONS...................36
         10.06        PAYROLL AND WITHHOLDING....................................................36
         10.07        PERSONNEL AND PAY RECORDS..................................................37
         10.08        NON-TERMINATION OF EMPLOYMENT; NO THIRD-PARTY BENEFICIARIES................37

ARTICLE XI. GENERAL PROVISIONS...................................................................37
         11.01        EFFECT IF IPO AND/OR DISTRIBUTION DOES NOT OCCUR...........................37
         11.02        RELATIONSHIP OF PARTIES....................................................37
         11.03        AFFILIATED COMPANIES.......................................................37
         11.04        INCORPORATION OF SEPARATION AGREEMENT PROVISIONS...........................38
         11.05        GOVERNING LAW..............................................................38
         11.06        SEVERABILITY...............................................................38
         11.07        AMENDMENT..................................................................38
         11.08        TERMINATION................................................................38
         11.09        CONFLICT...................................................................39
         11.10        COUNTERPARTS...............................................................39

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                           EMPLOYEE MATTERS AGREEMENT

                  This EMPLOYEE MATTERS AGREEMENT (this "Agreement") is entered into as of December 31, 2000, between Reliant Energy, Incorporated, a Texas corporation ("REI"), and Reliant Resources, Inc., a Delaware corporation ("Resources"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in Article I hereof.

                                    RECITALS

                  WHEREAS, the Board of Directors of REI and Resources have each determined that it would be appropriate and desirable for REI to separate the Resources Group from the REI Group;

                  WHEREAS, REI and Resources currently contemplate that Resources will make an initial public offering ("IPO") of an amount of its common stock pursuant to a registration statement on Form S-1 filed pursuant to the Securities Act of 1933, as amended, that will reduce REI's ownership of Resources by less than 20%;

                  WHEREAS, REI currently contemplates that, following the IPO, REI's successor holding company will distribute to the holders of its common stock, by means of a pro rata distribution, all of the shares of Resources common stock it then owns (the "Distribution");

                  WHEREAS, in furtherance of the foregoing, REI and Resources have agreed to enter into this Agreement to allocate between them assets, liabilities and responsibilities with respect to certain employee compensation, benefit plans and programs, and certain employment matters; and

                  NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

                  Wherever used in this Agreement, the following terms shall have the meanings indicated below, unless a different meaning is plainly required by the context. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Separation Agreement. The singular shall include the plural, unless the context indicates otherwise. Headings of sections are used for convenience of reference only, and in case of conflict, the text of this Agreement, rather than such headings, shall control:


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                  1.01 ACTION. "Action" means any demand, action, suit,
countersuit, arbitration, inquiry, proceeding or investigation by or before any federal, state, local, foreign or international Governmental Authority or any arbitration or mediation tribunal.

                  1.02 AFFILIATES. "Affiliates" shall have the meaning set forth in the Separation Agreement.

                  1.03 AGREEMENT. "Agreement" means this Employee Matters Agreement, including all the Addenda, Schedules and Exhibits hereto, and all amendments made hereto from time to time.

                  1.04 AICP. "AICP," when immediately preceded by "REI," means the Reliant Energy, Incorporated Annual Incentive Compensation Plan, as amended and restated effective January 1, 1999. When immediately preceded by "Resources," "AICP" means the annual incentive compensation plan to be established by Resources pursuant to Sections 2.03 and 7.05.

                  1.05 ANCILLARY AGREEMENTS. "Ancillary Agreements" shall have the meaning set forth in the Separation Agreement.

                  1.06 ASO CONTRACTS. "ASO Contracts" is defined in Subsection 6.04(a) and Schedule 6.04(a).

                  1.07 BENEFIT RESTORATION PLAN. "Benefit Restoration Plan," when immediately preceded by "REI," means the Reliant Energy, Incorporated Benefit Restoration Plan, as established effective June 1, 1985 and thereafter amended from time to time. When immediately preceded by "Resources," "Benefit Restoration Plan" means the frozen Resources Benefit Restoration Plan to be established by Resources pursuant to Sections 2.03 and 5.03.

                  1.08 COBRA. "COBRA" means the continuation coverage requirements for "group health plans" under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended from time to time, and as codified in Code Section 4980B and ERISA Sections 601 through 608.

                  1.09 CODE. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  1.10 COMMON STOCK. "Common Stock," when immediately preceded by "REI," means the common stock, without par value of REI. When immediately preceded by "Resources," "Common Stock" means the common stock, par value $.001 per share, of Resources.

                  1.11 DEFERRED COMPENSATION PLAN. "Deferred Compensation Plan," when immediately preceded by "REI," means the Reliant Energy, Incorporated Deferred Compensation Plan, as established effective September 1, 1985, the Reliant Energy, Incorporated Deferred Compensation Plan, as amended and restated effective January 1, 1989, and the Reliant Energy, Incorporated Deferred Compensation Plan, as amended and restated effective January 1, 1991, each such plan as thereafter amended from time to time. Depending on the context, "REI


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Deferred Compensation Plan" shall mean all of such plans or a particular one of such plans. When immediately preceded by "Resources," "Deferred Compensation Plan" means the deferred compensation plan to be established by Resources pursuant to Sections 2.03 and 5.02 that corresponds to the REI Deferred Compensation Plan.

                  1.12 DISTRIBUTION. "Distribution" has the meaning set forth in the Recitals hereof, as the same is further described in the Separation Agreement.

                  1.13 DISTRIBUTION DATE. "Distribution Date" shall have the meaning set forth in the Separation Agreement.

                  1.14 DISTRIBUTION RATIO. "Distribution Ratio" means the number of shares of Resources Common Stock each holder of REI Common Stock on the Record Date (or such holder's designated transferee or transferees) will be entitled to receive in the Distribution determined by multiplying the number of shares of REI Common Stock held by such holder on the Record Date by a fraction, the numerator of which is the number of shares of Resources Common Stock beneficially owned by REI on the Record Date and the denominator of which is the number of shares of REI Common Stock outstanding on the Record Date.

                  1.15 DOL. "DOL" means the United States Department of Labor.

                  1.16 EMPLOYMENT LIABILITIES. "Employment Liabilities" means all claims, causes of action, demands, liabilities, debts or damages (known or unknown) related to all employment matters addressed in this Agreement, including but not limited to claims arising under federal, state or local statute (including, without limitation, Title VII of the Civil Rights Act of 1964, as amended ("Title VII"); the Age Discrimination in Employment Act of 1967, including the Older Workers Benefit Protection Act of 1990 ("ADEA"); the Civil Rights Act of 1866, as amended, the Civil Rights Act of 1991, the Americans with Disabilities Act of 1990 ("ADA"), the Energy Reorganization Act, as amended, 42 U.S.C. Section 5851; the Workers Adjustment and Retraining Notification Act of 1988; the Pregnancy Discrimination Act of 1978; ERISA; FMLA; the Fair Labor Standards Act; the Occupational Safety and Health Act; the Equal Pay Act); claims in connection with workers' compensation or "whistle blower" statutes and/or contract, tort, defamation, slander, wrongful termination or any other state or federal regulatory, statutory or common law or local ordinance.

                  1.17 ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  1.18 ESOP "ESOP" means the employee stock ownership plan portion of the REI Savings Plan.

                  1.19 EXECUTIVE PLANS. "Executive Plans," when immediately preceded by "REI," means the Houston Industries Incorporated Executive Life Insurance Plan and the Houston Industries Incorporated Executive Benefits Plan. When immediately preceded by "Resources," "Executive Plans" means the Resources executive plans to be established pursuant to Sections 2.03 and 5.01 that correspond to the respective REI Executive Plans.


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


                  1.20 FLEXIBLE BENEFITS PLAN. "Flexible Benefits Plan," when immediately preceded by "REI," means the Reliant Energy, Incorporated Flexible Benefits Plan. When immediately preceded by "Resources," Flexible Benefits Plan means the flexible benefits plan to be established by Resources pursuant to
Section 2.03 and Article VI that corresponds to the REI Flexible Benefits Plan.

                  1.21 FMLA. "FMLA" means the Family and Medical Leave Act of 1993, as amended from time to time.

                  1.22 FOREIGN PLAN. "Foreign Plan" means those Resources Plans maintained by Resources for the benefit of its non-expatriate employees outside the U.S.

                  1.23 FRINGE BENEFITS. "Fringe Benefits," when immediately preceded by "REI," means the REI fringe benefits, plans, programs and arrangements sponsored and maintained by REI (as set forth in Article VIII). When immediately preceded by "Resources," "Fringe Benefits" means the fringe benefits, plans, programs and arrangements established or to be established by Resources pursuant to Section 2.03 and Article VIII that correspond to the respective REI Fringe Benefits.

                  1.24 GOVERNMENTAL AUTHORITY. "Governmental Authority" shall mean any federal, state, local, foreign or international court, government, department, commission, board, bureau, agency, official or other regulatory, administrative or governmental authority.

                  1.25 GROUP INSURANCE POLICIES. "Group Insurance Policies" is defined in Subsection 6.04(b) and the Schedule thereto.

                  1.26 HCFA. "HCFA" means the United States Health Care Financing Administration.

                  1.27 HEALTH AND WELFARE PLANS. "Health and Welfare Plans," when immediately preceded by "REI," means the REI Health Plans, the REI Flexible Benefits Plan, and the health and welfare plans listed on Schedule 1.27 established and maintained by REI for the benefit of employees and retirees of any member of the REI Group, and such other welfare plans or programs as may apply to such employees and retirees as of the Distribution Date. When immediately preceded by "Resources," "Health and Welfare Plans" means the Resources Health Plans, the Resources Flexible Benefits Plan, and the health and welfare plans to be established by Resources pursuant to Section 2.03 and
Article VI that correspond to the respective REI Health and Welfare Plans.

                  1.28 HEALTH PLANS. "Health Plans," when immediately preceded by "REI," means the Plans set forth on Schedule 1.28, and any similar or successor plans, programs or arrangements. When immediately preceded by "Resources," "Health Plans" means the health plans, programs and arrangements to be established by Resources pursuant to Section 2.03 and Article VI that correspond to the respective REI Health Plans.


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                  1.29 HMO. "HMO" means a health maintenance organization that provides benefits under the REI Health Plans or the Resources Health Plans.

                  1.30 HMO AGREEMENTS. "HMO Agreements" is defined in Subsection 6.04(c) and Schedule 6.04(c).

                  1.31 IPO. "IPO" has the meaning set forth in the Recitals hereof, as the same is further described in the Separation Agreement.

                  1.32 IPO CLOSING DATE. "IPO Closing Date" means the first date on which the proceeds of any sale of Resources Common Stock to the underwriters in the IPO are received.

                  1.33 IRS. "IRS" means the United States Internal Revenue Service.

                  1.34 LEAVE OF ABSENCE PROGRAMS. "Leave of Absence Programs," when immediately preceded by "REI," means the personal, medical, military and FMLA leave offered from time to time under the personnel policies and practices of REI. When immediately preceded by "Resources," "Leave of Absence Programs" means the leave of absence programs established and maintained by Resources.

                  1.35 LIABILITIES. "Liabilities" shall mean any and all Indebtedness (as such term is defined in the Separation Agreement), liabilities and obligations, whether accrued, fixed or contingent, mature or inchoate, known or unknown, reflected on a balance sheet or otherwise, including, but not limited to, those arising under any law, rule, regulation, Action, order, injunction or consent decree of any Governmental Authority or any judgment of any court of any kind or any award of any arbitrator of any kind, and those arising under any contract, commitment or undertaking.

                  1.36 LICP. "LICP" means the 1994 Houston Industries Incorporated Long-Term Incentive Compensation Plan and the Houston Industries Incorporated Long-Term Incentive Compensation Plan (Established Effective as of January 1, 1989), each such plan as thereafter amended from time to time.

                  1.37 LTIP. "LTIP" means the Long-Term Incentive Plan of Reliant Resources, Inc. as described in Section 7.04.

                  1.38 NEW REI OPTION. "New REI Option" shall have the meaning set forth in Section 7.01.

                  1.39 NORAM RABBI TRUSTS. "NorAm Rabbi Trusts" means that certain trust agreement dated as of August 8, 1989 by and between Arkla, Inc. and Boatmen's Trust Company (also referred to as "Trust Agreement No. 1"), that certain trust agreement dated as of August 8, 1989 by and between Arkla, Inc. and Boatmen's Trust Company (also referred to as "Trust Agreement No. 2") and that certain trust agreement dated as of August 8, 1989 by and between Arkla, Inc. and Boatmen's Trust Company (also referred to as "Trust Agreement No. 3").


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                  1.40 OPTION. "Option," when immediately preceded by "REI,"
means an option to purchase REI common stock pursuant to a Stock Plan. When immediately preceded by "Resources," "Option" means an option to purchase Resources common stock pursuant to a plan providing such benefits to be established by Resources pursuant to Section 2.03 and Article VII.

                  1.41 OUTSOURCE. "Outsource" is defined in Subsection 6.02(b).

                  1.42 PARTICIPATING COMPANY. "Participating Company" means: (a) REI; (b) any Person (other than an individual) that REI has approved for participation in, has accepted participation in, and which is participating in, a Plan sponsored by REI; or (c) any Person (other than an individual) which, by the terms of such a Plan, participates in such a Plan sponsored by REI or any employees of which, by the terms of such a Plan, participate in or are covered by such a Plan.

                  1.43 PBGC. "PBGC" means the Pension Benefit Guaranty Corporation.

                  1.44 PERSON. "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  1.45 PLAN. "Plan," depending on the context, may mean any plan, policy, program, payroll practice, arrangement, contract, trust, insurance policy, or any agreement or funding vehicle providing compensation or benefits to employees, former employees or directors of REI or Resources.

                  1.46 QDRO. "QDRO" means a domestic relations order which qualifies under Code Section 414(p) and ERISA Section 206(d) and which creates or recognizes an alternate payee's right to, or assigns to an alternate payee, all or a portion of the benefits payable to a participant under the REI Savings Plan or the Retirement Plan.

                  1.47 QMCSO. "QMCSO" means a medical child support order which qualifies under ERISA Section 609(a) and which creates or recognizes the existence of an alternate recipient's right to, or assigns to an alternate recipient the right to, receive benefits for which a participant or beneficiary is eligible under any of the Health Plans.

                  1.48 RECORD DATE. "Record Date" means the close of business on the date to be determined by the Board of Directors of REI as the record date for determining the shareholders of REI entitled to receive shares of Resources Common Stock in the Distribution.

                  1.49 REI. "REI" means Reliant Energy, Incorporated a Texas corporation. In all such instances in which REI is referred to in this Agreement, it shall also be deemed to include a reference to each member of the REI Group, unless it specifically provides otherwise; REI shall be solely responsible to Resources for ensuring that each member of the REI Group complies with the applicable terms of this Agreement.


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


                  1.50 REI EMPLOYEE. "REI Employee" means an individual who, on the Distribution Date, is or was employed with any member of the REI Group and is not a Resources Employee.

                  1.51 REI GROUP. "REI Group" shall have the meaning set forth in the Separation Agreement.

                  1.52 REI STOCK VALUE. "REI Stock Value" means the average over the five trading days immediately preceding the Distribution Date of the high and low sales price (with dividend) of a share of REI Common Stock on the New York Stock Exchange - Composite Transactions reporting system, as reported in The Wall Street Journal on each of the five trading days immediately preceding the Distribution Date.

                  1.53 REI TERMINATED EMPLOYEE. "REI Terminated Employee" means any individual who is a former employee of any member of the REI Group and who, on the Distribution Date, is not a Resources Employee.

                  1.54 REI WCP. "REI WCP" means the REI Workers' Compensation Program, comprised of the various arrangements established by a member of the REI Group to comply with the workers' compensation requirements of the states in which the REI Group conducts business.

                  1.55 RESOURCES. "Resources" means Reliant Resources, Inc., a Delaware corporation. In all such instances in which Resources is referred to in this Agreement, it shall also be deemed to include a reference to each member of the Resources Group, unless it specifically provides otherwise; Resources shall be solely responsible to REI for ensuring that each member of the Resources Group complies with the applicable terms of this Agreement.

                  1.56 RESOURCES EMPLOYEE. "Resources Employee" means any individual who, as of the Distribution Date, is: (a) either actively employed by, or on a leave of absence from, any member of the Resources Group; (b) a Resources Terminated Employee; (c) an alternate payee under a QDRO, alternate recipient under a QMCSO, beneficiary, covered dependent, or qualified beneficiary (as such term is defined under COBRA), of an employee described in Subsection (a) or (b) above; or (d) an employee or group of employees designated by REI and Resources, by mutual agreement, as Resources Employees; but not (e) a Resources Retired Employee. An employee may be a Resources Employee pursuant to this Section regardless of whether such employee is, as of the Distribution Date, alive, actively employed, on a temporary leave of absence from active employment, on layoff, terminated from employment, retired or on any other type of employment or post-employment status relative to a REI Plan, and regardless of whether, as of the Distribution Date, such employee is then receiving any benefits from a REI Plan.

                  1.57 RESOURCES GROUP. "Resources Group" shall have the meaning set forth in the Separation Agreement.

                  1.58 RESOURCES RETIRED EMPLOYEE. "Resources Retired Employee" means any individual who would have qualified as a Resources Employee but who retired on or


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


after January 1, 2001 and on or before the Distribution Date and who is identified as a Resources Retired Employee by mutual agreement between Resources and REI on or before the Distribution Date.

                  1.59 RESOURCES STOCK VALUE. "Resources Stock Value" means the average of the high and low sales price of a share of Resources Common Stock on the New York Stock Exchange - Composite Transactions reporting system, as reported in The Wall Street Journal, for each of the five trading days immediately preceding the Distribution Date.

                  1.60 RESOURCES TERMINATED EMPLOYEE. "Resources Terminated Employee" means any individual who is a former employee of any member of the REI Group who was terminated from any member of the Resources Group on or after January 1, 2001 and on or before the Distribution Date. Notwithstanding the foregoing, "Resources Terminated Employee" shall not, unless otherwise expressly provided to the contrary in this Agreement, include: (a) an individual who is a REI Employee at the Distribution Date; (b) an individual who is otherwise a Resources Terminated Employee, but who is subsequently employed by any member of the REI Group on or prior to the Distribution Date; or (c) a Resources Retired Employee.

                  1.61 RESOURCES UNION EMPLOYEES. "Resources Union Employees" mean Resources Employees whose employment is covered by the terms of a collective bargaining agreement.

                  1.62 RESOURCES WCP CLAIMS. "Resources WCP Claims" is defined in Subsection 6.07(a)(i).

                  1.63 RETIREMENT PLAN. "Retirement Plan" means the Reliant Energy, Incorporated Retirement Plan, a defined benefit plan.

                  1.64 SAVINGS PLAN. "Savings Plan" when immediately preceded by "REI," means the Reliant Energy, Incorporated Savings Plan, a defined contribution plan. When immediately preceded by "Resources," " Savings Plan" means the savings plan to be established by Resources pursuant to Sections 2.03 and 4.01. When immediately preceded by "REMA," "Savings Plan" means the Reliant Energy Mid-Atlantic Savings Plan for Non-Union Employees, a defined contribution plan.

                  1.65 SAVINGS RESTORATION PLAN. "Savings Restoration Plan," when immediately preceded by REI, means the Reliant Energy, Incorporated Savings Restoration Plan, as established effective January 1, 1991 and thereafter amended from time to time. When immediately preceded by "Resources," "Savings Restoration Plan" means the plan to be established by Resources pursuant to
Section 5.03(b) which corresponds to the REI Savings Restoration Plan.

                  1.66 SEC. "SEC" means the United States Securities and Exchange Commission.

                  1.67 SEPARATION. "Separation" shall have the meaning set forth in the Separation Agreement.

                  1.68 SEPARATION AGREEMENT. "Separation Agreement" means the Master Separation Agreement between REI and Resources entered into as of December 31, 2000 of which this Agreement is an Exhibit.

                  1.69 SEPARATION DATE. "Separation Date" shall have the meaning set forth in the Separation Agreement.

                  1.70 SEVERANCE PLANS. "Severance Plans," when immediately preceded by "REI," means the severance pay plans established and maintained by REI. When immediately preceded by "Resources," "Severance Plans" means the severance pay plans established and maintained by Resources.

                  1.71 STOCK PLAN. "Stock Plan," when immediately preceded by "REI," means the LICP, the Houston Industries, Incorporated Stock Plan for Outside Directors, the Reliant Energy, Incorporated Business Unit Performance Share Plan, and the Reliant Energy, Incorporated and Subsidiaries Common Stock Participation Plan for Designated New Employees and Non-Officer Employees.

                  1.72 STOCK PURCHASE PLAN. "Stock Purchase Plan" means the Reliant Resources, Inc. Employee Stock Purchase Plan as established by Resources pursuant to Section 7.03.

                  1.73 SUBSIDIARY. "Subsidiary" shall have the meaning set forth in the Separation Agreement.

                  1.74 TAX ALLOCATION AGREEMENT. "Tax Allocation Agreement" means the Ancillary Agreement which is attached as an exhibit to the Separation Agreement.

                  1.75 UNION PLANS. "Union Plans," means all Plans maintained by REI or Resources for the benefit of certain of their bargaining unit employees.


                                   ARTICLE II.

                               GENERAL PRINCIPLES

                  2.01 ASSUMPTION OF RESOURCES LIABILITIES. Except as specified otherwise in this Agreement, or as mutually agreed upon by Resources and REI from time to time, REI hereby assumes and agrees to pay, perform, fulfill and discharge, in accordance with their respective terms, subject to Section 9.02 and to the indemnification provisions of Section 2.02, all Liabilities to or relating to Resources Retired Employees, to the extent relating to, arising out of or resulting from former employment with any member of the REI Group and/or the Resources Group (including Liabilities arising under or relating to REI Plans and Resources

Plans). Except as specified otherwise in this Agreement, or as mutually agreed upon by Resources and REI from time to time, Resources hereby assumes and agrees to pay, perform, fulfill and discharge, in accordance with their respective terms, all of the following: (a) subject to Section 9.02 and to the indemnification provisions of Section 2.02, all Liabilities to or relating to Resources Employees, in each case relating to, arising out of or resulting from employment by any member of the REI Group before the Distribution Date, (including Liabilities arising under or relating to REI Plans and Resources Plans); (b) subject to Section 9.02 and to the indemnification provisions of
Section 2.02, all other Liabilities to or relating to employees of any member of the Resources Group, to the extent relating to, arising out of or resulting from future, present or former employment with any member of the Resources Group (including Liabilities arising under or relating to REI Plans and Resources Plans); (c) subject to Section 9.02 and to the indemnification provisions of
Section 2.02, all Liabilities relating to, arising out of or resulting from any other actual or alleged employment relationship with any member of the Resources Group; and (d) subject to Section 9.02 and to the indemnification provisions of
Section 2.02, all other Liabilities relating to, arising out of or resulting from obligations, liabilities and responsibilities expressly assumed or retained by any member of the Resources Group or a Resources Plan, pursuant to this Agreement.

                  2.02 EMPLOYMENT LIABILITIES INDEMNIFICATION

                           (a) Indemnification by Resources. Except as otherwise
provided in this Agreement, including Subsection 2.02(c), Resources shall, for itself and as agent for each member of the Resources Group, indemnify, defend (or, where applicable, pay the defense costs for) and hold harmless the REI Indemnitees (as such term is defined in the Separation Agreement) from and against any and all Employment Liabilities that any third party seeks to impose upon the REI Indemnitees, or which are imposed upon the REI Indemnitees, if and to the extent such Employment Liabilities relate to, arise out of or result from any of the following items (without duplication):

                                    (i)      any acts or omissions or alleged
                                             acts or omissions by or on behalf
                                             of any member or person employed by
                                             a member of the Resources Group in
                                             the conduct of the Resources
                                             Business;

                                    (ii)     any claim by an officer of any
                                             member of the Resources Group (who
                                             is an officer as of the IPO Closing
                                             Date) against any member or
                                             employee of any member of the REI
                                             Group except with respect to
                                             benefit obligations of Resources
                                             Employees assumed by REI pursuant
                                             to a specific provision of this
                                             Agreement; and

                                    (iii)    any breach by Resources or any
                                             member or person employed by a
                                             member of the

                                             Resources Group of this Agreement,
                                             the Separation Agreement or any
                                             other Ancillary Agreement.

                  In the event that any member of the Resources Group makes a payment to the REI Indemnitees hereunder, and the Employment Liability on account of which such payment was made is subsequently diminished, either directly or through a third-party recovery, REI will promptly repay (or will procure a REI Indemnitee to promptly repay) such member of the Resources Group the amount by which the payment made by such member of the Resources Group exceeds the actual cost of the associated indemnified Employment Liability.

                           (b) Indemnification by REI. Except as otherwise
provided in this Agreement, including Subsection 2.02(c), REI shall, for itself and as agent for each member of the REI Group, indemnify, defend (or, where applicable, pay the defense costs for) and hold harmless the Resources Indemnitees (as such term is defined in the Separation Agreement) from and against any and all Employment Liabilities that any third party seeks to impose upon the Resources Indemnitees, or which are imposed upon the Resources Indemnitees, if and to the extent such Employment Liabilities relate to, arise out of or result from any of the following items (without duplication):

                                    (i)      any acts or omissions or alleged
                                             acts or omissions by or on behalf
                                             of any member or person employed by
                                             a member of the REI Group in the
                                             conduct of the REI Business;

                                    (ii)     any claim by an officer of any
                                             member of the REI Group (who is an
                                             officer as of the IPO Closing Date)
                                             against any member or employee of
                                             any member of the Resources Group;
                                             and

                                    (iii)    any breach by REI or any member or
                                             person employed by a member of the
                                             REI Group of this Agreement, the
                                             Separation Agreement or any other
                                             Ancillary Agreement.

                  In the event that any member of the REI Group makes a payment to the Resources Indemnitees hereunder, and the Employment Liability on account of which such payment was made is subsequently diminished, either directly or through a third-party recovery, Resources will promptly repay (or will procure a Resources Indemnitee to promptly repay) such member of the REI Group the amount by which the payment made by such member of the REI Group exceeds the actual cost of the indemnified Employment Liability.

                           (c) Exceptions. In accordance with the current
practice in effect as of the execution of the Agreement, with respect to claims for benefits or compensation, if an underlying act or omission as contemplated in Subsections 2.02(a) or 2.02(b) occurs and such act or omission constitutes the principal basis for such a claim, then Subsection 2.02(a) or (b) shall apply, as applicable, to establish indemnification obligations. If, however, no specific act or omission occurs that is attributable to REI or Resources and the principal underlying basis for a claim for benefits or compensation involves plan administration or other similar systemic type activities related to maintenance of plans, notwithstanding Subsections 2.02(a) and (b), in accordance with the current practice in effect as of the execution of the Agreement, Resources and REI shall be responsible for their pro rata allocated share of costs to defend such claim. In addition, if a claim relates specifically to the transfer or other movement of employment between REI and Resources in connection with the Separation and to the employee benefit changes made in connection therewith, then notwithstanding Subsections 2.02(a) and (b), in accordance with the current practice in effect as of the execution of the Agreement, Resources and REI shall be responsible for their pro rata allocated share of costs to defend such claim.

                           (d) Relationship to Article III of Separation
                  Agreement.

                                    (i)      Unless expressly modified in this
                                             Section 2.02, all other provisions
                                             of Article III of the Separation
                                             Agreement will apply to an
                                             indemnifiable claim.

                                    (ii)     Any claim which is not an
                                             Employment Liability will only be
                                             subject to the provisions of the
                                             Separation Agreement.

                  2.03 ESTABLISHMENT OF RESOURCES PLANS.

                           (a) Health and Welfare Plans and Retiree Medical.
                  Except as specified otherwise in this Agreement, effective as of the Distribution Date or such other date(s) as REI and Resources may mutually agree, Resources shall establish the Resources Health and Welfare Plans. The foregoing Resources Health and Welfare Plans as in effect as of the Distribution Date shall be substantially comparable to the REI Plans as in effect on the Distribution Date; provided, however, that Resources shall not establish a substantially comparable retiree life or retiree medical program (except as may be required for certain, if any, Resources Union Employees) but shall, in its discretion, make available a group insurance arrangement through which eligible retired employees of the members of the Resources Group may purchase retiree medical insurance at group rates.

                           (b) Savings Plan and Fringe Benefits. Except as
                  specified otherwise in this Agreement, effective as of the Distribution Date or such other date(s) as REI and Resources may mutually agree, Resources shall establish the Resources Savings Plan as more fully described in Article IV and the Resources Fringe Benefits as more fully described in Article VIII.

                           (c) Equity and Other Compensation. Except as
                  specified otherwise in this Agreement, effective as of January 1, 2001, or such other date(s) as REI and Resources may mutually agree, Resources shall establish the Resources AICP, the Resources Stock Purchase Plan and the LTIP, and effective as of the Distribution Date or such other date(s) as REI and Resources may mutually agree, Resources shall establish such Plans as may be determined to be appropriate, including, without limitation, the Resources Deferred Compensation Plan, Resources Savings Restoration Plan, Resources Benefit Restoration Plan and Resources Executive Plans. The foregoing Resources Plans shall be substantially comparable to the REI Plans as in effect on the Distribution Date.

                           (d) Resources Under No Obligation to Maintain Plans.
                  Except as specified otherwise in this Agreement, nothing in this Agreement shall preclude Resources, at any time from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any Resources Plan, any benefit under any Resources Plan or any trust, insurance policy or funding vehicle related to any Resources Plan (to the extent permitted by law).

                  2.04 RESOURCES'S PARTICIPATION IN REI PLANS.

                           (a) Participation in REI Plans.

                                    (i)      Except as specified otherwise in
                                             this Agreement, or as REI and
                                             Resources may mutually agree,
                                             Resources shall adopt as a
                                             Participating Company the REI Plans
                                             in effect as of January 1, 2001, to
                                             the extent that Resources has not
                                             yet established substantially
                                             comparable Plans. Effective as of
                                             any date on or after January 1,
                                             2001 and before the Distribution
                                             Date (or such other date as REI and
                                             Resources may mutually agree upon),
                                             any member of the Resources Group
                                             not described in the preceding
                                             sentence may, at its request and
                                             with the consent of REI and
                                             Resources, become a Participating
                                             Company in any or all of the REI
                                             Plans, to the extent that Resources
                                             has not yet established a
                                             substantially comparable Plan.

                                    (ii)     On and after the Distribution Date,
                                             Resources Retired Employees shall
                                             continue to participate in the REI
                                             Plans for which they are eligible
                                             as of the Distribution Date,
                                             including, but not limited to, the
                                             Retirement Plan, REI Savings Plan
                                             and any REI Plan as provided in
                                             Article V.

                           (b) REI's General Obligations as Plan Sponsor.

                                    (i)      To the extent that Resources is a
                                             Participating Company in any REI
                                             Plan(s), REI shall continue to
                                             administer, or cause to be
                                             administered, in accordance with
                                             their terms and applicable law,
                                             such REI Plan(s), and shall have
                                             the sole and absolute discretion
                                             and authority to interpret the REI
                                             Plan(s), as set forth therein. REI
                                             shall not, without first consulting
                                             with Resources, amend or terminate
                                             any material feature of any REI
                                             Plan in which Resources is a
                                             Participating Company, except to
                                             the extent such amendment or
                                             termination would not affect any
                                             benefits of Resources Employees
                                             under such Plan or as may be
                                             necessary or appropriate to comply
                                             with applicable law.

                                    (ii)     With regard to Resources Retired
                                             Employees participating in REI
                                             Plans after the Distribution Date,
                                             REI shall continue to administer,
                                             or cause to be administered, in
                                             accordance with their terms and
                                             applicable law, such REI Plans, and
                                             shall have sole and absolute
                                             discretion and authority to
                                             interpret such Plans or amend or
                                             terminate such Plans, as set forth
                                             therein.

                           (c) Resources's General Obligations as Participating
                  Company. Resources shall perform with respect to its participation in the REI Plans, the duties of a Participating Company as set forth in each such Plan or any procedures adopted pursuant thereto, including (without limitation): (i) assisting in the administration of claims, to the extent requested by the claims administrator of the applicable REI Plan; (ii) cooperating fully with REI Plan auditors, benefit personnel and benefit vendors; (iii) preserving the confidentiality of all financial arrangements REI has or may have with any vendors, claims administrators, trustees or any other entity or individual with whom REI has entered into an agreement relating to the REI Plans; and (iv) preserving the confidentiality of participant information (including, without limitation, health information in relation to FMLA leaves) to the extent not specified otherwise in this Agreement.

                           (d) Termination of Participating Company Status.
                  Except as specified otherwise in this Agreement or otherwise may be mutually agreed upon by REI and Resources, effective as of the Distribution Date or such other date as Resources establishes a substantially comparable Plan (as specified in Section 2.03 or otherwise in this Agreement), Resources shall automatically cease to be a Participating Company in the corresponding REI Plan.

                  2.05 TERMS OF PARTICIPATION BY RESOURCES EMPLOYEES IN RESOURCES PLANS.

                           (a) Non-Duplication of Benefits. As of the
                  Distribution Date or such other date that applies to the particular Resources Plan, the separate Resources Plans shall be, with respect to employees of the Resources Group, in all respects the successors in interest to, and shall not provide benefits that duplicate benefits provided by, the corresponding REI Plans. REI and Resources shall mutually agree, if necessary, on methods and procedures, including amending the respective Plan documents, to prevent employees of the Resources Group from receiving duplicate benefits from the REI Plans and the Resources Plans.

                           (b) Service Credit. Except as specified otherwise in
                  this Agreement, with respect to Resources Employees, each Resources Plan shall provide that all service, all compensation and all other benefit-affecting determinations that, as of the Distribution Date, were recognized under the corresponding REI Plan shall, as of the Distribution Date, receive full recognition and credit and be taken into account under such Resources Plan to the same extent as if such items occurred under such Resources Plan, except to the extent that duplication of benefits would result. The service crediting provisions shall be subject to any respectively applicable "service bridging," "break in service," "employment date," or "eligibility date" rules under the Resources Plans and the REI Plans.

                  2.06 FOREIGN PLANS. Resources intends to maintain all Foreign Plans in existence as of January 1, 2001 in its discretion in accordance with the applicable plan documents and applicable laws.

                  2.07 UNION PLANS. REI and/or Resources shall continue to maintain all Union Plans in existence as of January 1, 2001 up to and after the Distribution Date as required by the terms of the applicable collective bargaining agreements and in accordance with the terms of those plans and subject to collective bargaining. For example, but not by way of limitation, Resources will establish qualified plans which mirror the Retirement Plan and REI Savings Plan for the benefit of certain Resources Union Employees, and will assume the sponsorship of certain other tax qualified plans for the benefit of certain other Resources Union Employees.

                  2.08 RELIANT ENERGY TEGCO, INC. EMPLOYEES. Notwithstanding any provision of this Agreement to the contrary, effective as of January 1, 2001 through the Distribution Date, non-union employees of Reliant Energy Tegco, Inc., a wholly owned subsidiary of REI, shall participate in all employee benefit plans sponsored by REI and/or Resources in the same manner and to the same extent as such employees would participate in such plans if such employees were employed by a member of the Resources Group rather than a member of the REI Group.

                  2.09 VOLUNTARY EMPLOYEES' BENEFICIARY ASSOCIATIONS. REI shall continue to sponsor and shall assume all assets and Liabilities associated with and shall retain the Houston Industries Incorporated Group Welfare Benefits Trust Agreement (as amended and restated effective January 1, 1989), Houston Lighting and Power Company Union Retirees' Medical and Dental Benefits Trust Agreement (effective December 1, 1995), Houston Lighting and Power Company Non-Union Retirees' Medical and Dental Benefits Trust Agreement (effective December 1, 1995) and the Houston Lighting and Power Company Retirees' Life Insurance Benefits Trust Agreement (effective December 1, 1995).

                                  ARTICLE III.

                              DEFINED BENEFIT PLAN

                  3.01 RESOURCES EMPLOYEES' PARTICIPATION IN RETIREMENT PLAN. Effective as of February 5, 2001, REI shall amend the Retirement Plan to provide that employees who become employed by any member of the Resources Group on or after February 5, 2001 shall not be eligible to participate in the Retirement Plan. Effective as of March 1, 2001, REI shall amend the Retirement Plan to provide that eligible employees of any member of the Resources Group shall be fully vested in their Cash Balance Accounts (as such term is defined in the Retirement Plan) under the Retirement Plan and to provide that such employees shall no longer participate in the Retirement Plan on and after such date. In addition, the Retirement Plan shall be amended to generally provide a transition benefit for certain eligible employees of the members of the Resources Group who, as of December 31, 2000, were participating in the Retirement Plan, were eligible for a Grandfathered Benefit under Section 7.6(a) of the Retirement Plan and generally had attained the age of 42 and completed at least five years of Vesting Service (as such term is defined in the Retirement Plan) under the Retirement Plan to reflect the loss, if any, of such participants' Grandfathered Benefit under Section 7.6(a) of the Retirement Plan and the value of such participants' retiree medical accounts. Such transition benefit, if any, will be added to each such eligible participant's Cash Balance Account under the Retirement Plan or the REI Benefit Restoration Plan to the extent the benefit limitations of the Code prevent such transition benefit from being paid under the Retirement Plan. Such transition benefit shall not include extra age and/or service which may be provided under an employment, severance or supplemental pension agreement with an employee of any member of the Resources Group. Effective as of the IPO Closing Date, REI shall assume all Liabilities to or relating to the employees of any member of the Resources Group and the Resources Retired Employees under the Retirement Plan. Notwithstanding the foregoing to the contrary, this Section 3.01 shall not apply to Resources Union Employees.

                                  ARTICLE IV.

                            DEFINED CONTRIBUTION PLAN

                  4.01 RESOURCES SAVINGS PLAN. Effective as of March 1, 2001, the account balances of the employees of the members of the Resources Group who participate in the REI Savings Plan shall be fully vested, and Resources, as a Participating Company in the REI Savings Plan, shall be responsible for providing in cash and/or Resources Common Stock a fully vested employer matching contribution on up to 6% of each such employee's eligible covered compensation. In addition, Resources may provide a fully vested discretionary employer contribution at the end of each plan year based upon such employees' eligible covered compensation and/or a fully vested discretionary employer contribution each payroll period based upon the first $85,000 of each such employee's eligible covered compensation for the year 2001. Effective as of the Distribution Date, Resources shall establish, or cause to be established, a trust, which is intended to be qualified under Code Section 401(a), exempt from taxation under Code Section 501(a)(1), and forming the separate Resources Savings Plan. Except as provided in this Article IV, such Resources Savings Plan shall be substantially comparable to the REI Savings Plan as applicable to employees of members of the Resources Group immediately prior to the Distribution Date. As soon as reasonably practicable following the Distribution Date, REI shall cause to be determined for the REI Savings Plan the amount of assets to be transferred from the REI Savings Plan to the Resources Savings Plan. Such amount shall be equal to the greater of (a) the amount required under Code Section 414(l), or (b) the amount within the sub-account(s) within the Reliant Energy, Incorporated Savings Trust that has been separately maintained and accounted for on behalf of employees of the members of the Resources Group less the amount attributable to Resources Retired Employees. Notwithstanding the foregoing to the contrary, this Section 4.01 shall not apply to Resources Union Employees.

                  4.02 ESOP. On and after the Distribution Date, Resources Employees shall no longer participate in the ESOP, and the Resources Savings Plan shall not contain an ESOP. Therefore, the ESOP shall continue as a component of the REI Savings Plan. After the Distribution Date, the ESOP will hold shares of Resources Common Stock, and applicable law generally prohibits such plans from holding securities that are not "qualifying employer securities" within the meaning of Code Section 4975(e)(8) for more than 90 days after the Distribution Date unless an extension is granted by the IRS. Accordingly, REI will request that the IRS grant an extension of such 90-day period to such a time as the REI Savings Plan's independent fiduciary deems prudent and the IRS deems acceptable to allow the independent fiduciary to dispose of the Resources Common Stock received by the ESOP on account of the Distribution and to reinvest in qualifying employer securities in a manner consistent with the best interests of the ESOP participants. Notwithstanding the foregoing to the contrary, this
Section 4.02 shall not apply to Resources Union Employees who may be eligible to participate in the ESOP.

                  4.03 REMA SAVINGS PLAN. Effective as of March 1, 2001, REI shall amend the REMA Savings Plan to provide the same benefit structure for eligible employees under the REMA Savings Plan as will be provided as of such date for eligible non-union employees of the members of the Resources Group participating in the REI Savings Plan (as described in Section 4.01). Effective as of the Distribution Date, Resources shall assume the sponsorship of the REMA Savings Plan and shall merge such plan into the Resources Savings Plan as soon as practicable following the Distribution Date.

                  4.04 RESOURCES RETIRED EMPLOYEES. Notwithstanding the above, account balances of Resources Retired Employees, if any, shall remain in the REI Savings Plan after the Distribution Date.

                                   ARTICLE V.

                            EXECUTIVE AND OTHER PLANS

                  5.01 EXECUTIVE PLANS.

                           (a) Establishment of Resources Executive Plans.
                  Effective as of the Distribution Date or such other date as REI and Resources may mutually agree, Resources shall establish the Resources Executive Plans which shall be substantially comparable to the REI Executive Plans. As of the Distribution Date, Resources shall assume all Liabilities to or relating to the Resources Employees under the REI Executive Plans, and REI shall transfer the split dollar life insurance policies under the Executive Life Insurance Plan attributable to such Resources Employees to Resources. As of the Distribution Date, REI shall assume all Liabilities to or relating to Resources Retired Employees under the REI Executive Plans.

                           (b) Participation in Executive Plans. Effective as of
                  the Distribution Date or such other date as Resources establishes the Resources Executive Plans, eligible Resources Employees determined in accordance with the terms of the applicable plans shall only be eligible to participate in the Resources Executive Plans.

                  5.02 DEFERRED COMPENSATION PLAN.

                           (a) Establishment of Resources Deferred Compensation
                  Plan. Effective as of the Distribution Date or such other date as REI and Resources may mutually agree, Resources shall establish the Resources Deferred Compensation Plan which shall be substantially comparable to the REI Deferred Compensation Plan. As of January 1, 2001, Resources shall assume all Liabilities to or relating to the Resources Employees under the REI Deferred Compensation Plan; provided, however, that REI shall transfer a cash amount equal to the cost of such Liabilities transferred to Resources as soon as practicable following the Distribution Date or such other date as REI and Resources may mutually agree. As of January 1, 2001, REI shall assume all Liabilities to or relating to Resources Retired Employees, and all corporate owned life insurance policies associated with the REI Deferred Compensation Plan shall remain at REI.

                           (b) Participation in Deferred Compensation Plan.
                  Resources Employees who consent to an amendment to treat their employment with Resources as continued employment under the REI Deferred Compensation Plan shall not be treated as terminated employees under such Plan(s) as of the Distribution Date. Effective as of the Distribution Date or such other date as Resources establishes the Resources Deferred Compensation Plan, eligible Resources Employees determined in accordance with the terms of the Plan shall only be eligible to participate prospectively in the Resources Deferred Compensation Plan.

                  5.03 BENEFIT AND SAVINGS RESTORATION PLANS.

                           (a) Benefit Restoration Plan. Effective as of March
                  1, 2001, employees of the members of the Resources Group shall no longer accrue benefits under the REI Benefit Restoration Plan. Effective as of March 1, 2001, or such other date as REI and Resources may mutually agree, Resources shall establish a frozen Resources Benefit Restoration Plan which shall be substantially comparable to the REI Benefit Restoration Plan. As of March 1, 2001, Resources shall assume all Liabilities to or relating to the Resources Employees under the REI Benefit Restoration Plan (except Liabilities under the REI Benefit Restoration Plan associated with the transition benefit described in Section 3.01); provided, however, that REI shall transfer a cash amount equal to the cost of such Liabilities transferred to Resources as soon as practicable following the Distribution Date or such other date as REI and Resources may mutually agree. Also, as of March 1, 2001, Resources shall assume all Liabilities under the REI Benefit Restoration Plan associated with the transition benefit described in Section 3.01; provided, however, that REI shall transfer a cash amount equal to two-thirds (2/3) of the cost of such Liabilities transferred to Resources as soon as practicable following the Distribution Date or such other date as REI and Resources may mutually agree. As of March 1, 2001, REI shall assume all Liabilities to or relating to the Resources Retired Employees under the REI Benefit Restoration Plan; provided, however that Resources shall irrevocably and unconditionally guarantee, in the event that REI becomes insolvent, the due and punctual payment and satisfaction, when and as due, of all Liabilities relating to the REI Benefit Restoration Plan for all persons who have the status of retirees under the REI Benefit Restoration Plan as of the Distribution Date or such other date as REI and Resources may mutually agree. For purposes of this Section 5.03(a), the Liabilities under the REI Benefit Restoration Plan include any supplemental pension benefits provided under an employment, severance or supplemental pension agreement with (i) an employee of any member of the Resources Group and (ii) any person who has the status of a retiree under the REI Benefit Restoration Plan as of the Distribution Date.

                           (b) Savings Restoration Plan.

                                    (i)      Establishment of Resources Savings
                                             Restoration Plan. Effective as of
                                             March 1, 2001, or such other date
                                             as REI and Resources may mutually
                                             agree, Resources shall establish
                                             the Resources Savings Restoration
                                             Plan which shall be substantially
                                             comparable to the REI Savings
                                             Restoration Plan. As of March 1,
                                             2001, Resources shall assume all
                                             Liabilities to or relating to the
                                             Resources Employees under the REI
                                             Savings Restoration Plan. As of
                                             March 1, 2001, REI shall assume all
                                             Liabilities to or relating to the
                                             Resources Retired Employees under
                                             the REI Savings Restoration Plan.

                                    (ii)     Participation in the Resources
                                             Savings Restoration Plan. Effective
                                             as of March 1, 2001, or such other
                                             date as Resources establishes the
                                             Resources Savings Restoration Plan,
                                             eligible Resources Employees
                                             determined in accordance with the
                                             terms of the applicable Plan shall
                                             only be eligible to participate in
                                             the Resources Savings Restoration
                                             Plan.

                  5.04 RABBI TRUSTS. Effective as of the Distribution Date, or such other date as REI and Resources may mutually agree, Resources may establish a Rabbi Trust, which shall be substantially similar to the Reliant Energy, Incorporated Executive Deferred Compensation Trust. Effective as of the Distribution Date, REI shall continue to sponsor and shall assume all assets and Liabilities relating to the NorAm Rabbi Trusts.

                  5.05 SEVERANCE PLANS. Resources shall establish such severance plans as it deems necessary in its discretion. The REI Severance Plans shall provide that no Resources Employee shall become eligible for severance benefits on account of Resources ceasing to be a Subsidiary of REI as of the Distribution Date.

                                  ARTICLE VI.

                            HEALTH AND WELFARE PLANS

                  6.01 ASSUMPTION OF HEALTH AND WELFARE PLAN LIABILITIES.

                           (a) General - Health and Welfare Plans. Each REI
                  Health and Welfare Plan shall retain all Liabilities incurred through the Distribution Date or such other date as REI and Resources may mutually agree under each such REI Health and Welfare Plan, whether or not claims are filed before the Distribution Date, by or on behalf of Resources Employees or their spouses or dependents. Resources shall indemnify each such plan against the pre-Distribution Date Liabilities by paying the current cost of coverage associated with such Resources Employees or their spouses or dependents, to the extent not already paid.

                           (b) Substantially Similar Self-Insured Plans. Any
                  Health and Welfare Plan self-insured by REI and substantially similar to any Resources Health and Welfare Plan established as of the Distribution Date, or such other date as agreed upon by REI and Resources, shall cease to be responsible for Liabilities to or relating to Resources Employees under the REI Health and Welfare Plans as of the Distribution Date, and the corresponding Resources Health and Welfare Plans shall assume such Liabilities as of the Distribution Date.

                           (c) Retiree Life and Medical. Effective as of the IPO
                  Closing Date, employees of the members of the Resources Group shall no longer be eligible to participate in REI's retiree life insurance plan and retiree medical plan, and REI shall assume all Liabilities under REI's retiree medical plan for certain eligible employees of the members of the Resources Group who as of such date have generally attained the age of 55 with at least 5 years of service after age 50 under such Plan, provided, however, that such employees shall not accrue any additional benefits under such Plan. Except as otherwise expressly provided above, no other employee of any member of the Resources Group shall be entitled to benefits under the REI retiree medical plan. Resources shall make available a non-subsidized group insurance arrangement through which eligible retired employees of the members of the Resources Group may purchase retiree medical insurance at group rates. Notwithstanding the foregoing to the contrary, Resources shall maintain any retiree medical and retiree life insurance for certain Resources Union Employees as may be required pursuant to Section 2.07.

                  6.02 CLAIMS FOR HEALTH AND WELFARE PLANS.

                           (a) Administration of REI Claims. REI shall
                  administer claims incurred under the REI Health and Welfare Plans by Resources Employees before the Distribution Date, but only to the extent that Resources has not, before the Distribution Date, established and assumed administrative responsibility for a comparable Plan. Any determination made or settlements entered into by REI with respect to such claims shall be final and binding.

                           (b) Outsourcing of Claims by REI. REI shall have the
                  right to engage a third party administrator, vendor, or insurance company to administer ("Outsource") claims incurred under the REI Health and Welfare Plans, including claims incurred by employees of the members of the Resources Group before the Distribution Date. REI may determine the manner and extent of such

                  Outsourcing, including the selection of one or more third party administrators, vendors, or insurance companies and the ability to transfer the liability for such claims to one or more independent insurance companies. REI has Outsourced administration of many REI Health and Welfare Plans, as set forth in Section 6.04 and the Schedule thereto.

                           (c) Outsourcing of Claims by Resources. REI shall use
                  its commercially reasonable best efforts for and on behalf of Resources to negotiate for Outsourcing arrangements with its third party administrators, vendors, or insurance companies with comparable features to each of REI's current Outsourcing arrangements.

                  6.03 POST-DISTRIBUTION TRANSITIONAL ARRANGEMENTS.

                           (a) Continuance of Elections, Co-Payments and Maximum
                  Benefits.

                                    (i) As of the Distribution Date or such
                           other date as REI and Resources may mutually agree, Resources shall cause the Resources Health and Welfare Plans to maintain substantially comparable coverage and contribution elections, if any, made by Resources Employees under the REI Health and Welfare Plans and apply such elections under the Resources Health and Welfare Plans for the remainder of the period or periods, if any, for which such elections are by their terms applicable. The transfer or other movement of employment between REI and Resources in connection with the Distribution shall constitute neither a "status change" under the REI Health and Welfare Plans or the Resources Health and Welfare Plans nor a "qualifying event," as defined under COBRA.

                                    (ii) On and after the Distribution Date,
                           Resources shall cause the Resources Health Plans to recognize and give credit for all benefits paid to Resources Employees under the REI Health Plans for
                           (A) all amounts applied to deductibles, out of pocket maximums, co-payments and other applicable benefit coverage limits with respect to which such expenses have been incurred by Resources Employees under the REI Health Plans for the remainder of the calendar year in which the Distribution Date occurs and (B) all benefits paid to Resources Employees under the REI Health Plans for purposes of determining when such persons have reached their lifetime maximum benefits under the Resources Health Plans. Notwithstanding the above, Resources's obligations under this Subsection 6.03(a)(ii) shall be limited by the market availability of health insurance products or other arrangements satisfying the criteria described above. Resources shall use its commercially reasonable best efforts to locate and engage the services of a vendor whose policies or other arrangements meet the requirements above.

                           (b) Flexible Benefits Plan. To the extent any
                  Resources Employee contributed to an account under the REI Flexible Benefits Plan during the calendar year that includes the Distribution Date, then effective as of the Distribution Date, REI shall transfer to the Resources Flexible Benefits Plan the account balances of Resources Employees for such calendar year under the REI Flexible Benefits Plan, regardless of whether the account balance is positive or negative.

                           (c) HCFA Administration. As of the Distribution Date,
                  Resources shall assume all Liabilities relating to, arising out of or resulting from claims verified by REI or Resources under the HCFA data match reports that relate to Resources Employees.

                  6.04 VENDOR AND INSURANCE ARRANGEMENTS. REI shall use its commercially reasonable best efforts for and on behalf of Resources to negotiate for, effective as of the Distribution Date or such other date as REI and Resources mutually agree upon: (a) third party ASO Contracts with comparable features and costs to the ASO Contracts entered into by REI, as set forth in
Schedule 6.04(a) (the "ASO Contracts"); (b) Group Insurance Policies with comparable features and costs to the Group Insurance Policies entered into by REI, as set forth in Schedule 6.04(b) (the "Group Insurance Policies"); (c) HMO Agreements with comparable features and costs to the HMO Agreements entered into by REI, as set forth in Schedule 6.04(c) (the HMO Agreements"), and (d) competitive premium rates for all Resources Health and Welfare Plans. In each case, Resources shall, as of the Distribution Date or such other date as REI and Resources mutually agree upon, establish, adopt and/or implement acceptable contracts, agreements or arrangements. In accordance with Section 9.03, REI shall on or before the Distribution Date provide upon the request of Resources, copies of such contracts or successor arrangements thereto identified in Schedules 6.04(a), (b) and (c).

                  6.05 COBRA AND HIPPA. REI shall be responsible, through the Distribution Date, for compliance with the health care continuation coverage requirements of COBRA, the portability requirements under the Health Insurance Portability and Accountability Act of 1996 ("HIPPA") and the REI Health and Welfare Plans with respect to employees of the members of the Resources Group and qualified beneficiaries (as such term is defined under COBRA). REI shall provide all necessary notices, or cause the notices to be provided, as soon as administratively practical, but in no event later than required under COBRA. Resources shall be responsible for providing REI or its agents with all necessary employee change notices and related information for covered dependents, spouses, qualified beneficiaries (as such term is defined under COBRA), and alternate recipients pursuant to QMCSO, in accordance with applicable REI COBRA policies and procedures. As soon as administratively practicable after the Distribution Date, REI shall provide Resources, through hard copy, electronic format or such other mechanism as is appropriate under the circumstances, with a list of all qualified beneficiaries (as such term is defined under COBRA) that relate to the members of the Resources

Group and the relevant information pertaining to their coverage elections. Effective as of the Distribution Date, Resources shall be solely responsible for compliance with the health care continuation coverage requirements of COBRA and the portability requirements under HIPPA for the Resources Health and Welfare Plans for Resources Employees and their qualified beneficiaries (as such term is defined under COBRA).

                  6.06 LEAVE OF ABSENCE PROGRAMS AND FMLA.

                           (a) Allocation of Responsibilities After Distribution
                  Date. Effective as of the Distribution Date, Resources shall establish the Resources Leave of Absence Programs and FMLA programs and shall be responsible for administering leaves of absence and complying with FMLA with respect to Resources Employees.

                           (b) Disclosure. As soon as administratively
                  practicable after the Distribution Date, REI shall provide to Resources copies of all records pertaining to the leaves of absence and FMLA with respect to all Resources Employees to the extent such records have not been previously provided.

                  6.07 REI WORKERS' COMPENSATION PROGRAM.

                           (a) ADMINISTRATION OF CLAIMS.

                                    (i) Through the Distribution Date or such
                           other date as REI and Resources may mutually agree, REI shall continue to be responsible for the administration of all claims that (A) are, or have been, incurred under the REI WCP before the Distribution Date by employees of the Resources Group ("Resources WCP Claims"), and (B) have been historically administered by REI or its third party administrator. However, REI will advise Resources of and secure approval for any material changes to current policy or practice with respect to the administration of Resources WCP Claims.

                                    (ii) Effective as of the Distribution Date
                           or such other date as REI and Resources may mutually agree, Resources shall be responsible for the administration of all Resources WCP Claims.

                                    (iii) Each party shall fully cooperate with
                           the other with respect to the administration and reporting of Resources WCP Claims, the payment of Resources WCP Claims determined to be payable, and the transfer of the administration of any Resources WCP Claims to the other party.

                           (b) SELF-INSURANCE STATUS.

                                    REI shall maintain and amend, as necessary,
                  its certificates of self-insurance and any other applicable policies to include Resources until the Distribution Date, and Resources shall fully cooperate with REI in obtaining such amendments. REI shall use its commercially reasonable best efforts to obtain self-insurance status for workers' compensation for Resources effective as of the Distribution Date in those jurisdictions in which Resources conducts business, in which REI is self-insured, and where REI and Resources mutually agree that such status is beneficial to Resources. Resources hereby authorizes REI to take all actions necessary and appropriate on its behalf in order to obtain such self-insurance status. All costs incurred by REI in amending such certificates, including without limitation filing fees, adjustments of security and excess loss policies and amendments of safety programs, shall be shared pro rata by REI and Resources.

                           (c) INSURANCE POLICY.

                                    (i) Effective as of the Distribution Date,
                           in all states other than those states where Resources is to be self-insured pursuant to Subsection 6.07(b) above, REI shall use its commercially reasonable best efforts to negotiate for workers' compensation insurance policies on behalf of Resources from the issuing insurance companies (as set forth in the relevant portion of Schedule 6.04(b)) or different insurance companies which are comparable to the policies previously maintained by REI; provided that the retention under such Resources policies shall be as determined by Resources.

                                    (ii) REI shall use its commercially
                           reasonable best efforts to cause the premium rates for all workers' compensation insurance policies for both REI and Resources in effect for periods through the Distribution Date to be based on the aggregate number of employees covered under the workers' compensation insurance policies of both REI and Resources. Any premiums due under the separate workers' compensation insurance issued to Resources shall be payable by Resources.

                                  ARTICLE VII.

                          EQUITY AND OTHER COMPENSATION

                  7.01 REI OPTIONS.

                           (a) Option Conversion. Outstanding REI Options
                  granted prior to the year 2001 that are unexercised and unexpired as of the Distribution Date shall be replaced with two options, subject to specific country tax and legal requirements, one a New REI Option and one a Resources Option as follows. In general, a REI Option that qualifies as an incentive stock option under the Code will be replaced with a New REI Option and a Resources Option which will qualify as incentive stock options, provided, however, that in order for incentive stock options to remain qualified and retain their tax benefits under the Code, the adjustment formulas described below may be required to be altered. With respect to each New REI Option, (i) the number of shares of REI Common Stock subject to such New REI Option shall equal the number of shares of REI Common Stock subject to the REI Option immediately before the Distribution Date, and (ii) the per-share exercise price of such New REI Option shall equal the per-share exercise price of the REI Option immediately prior to the Distribution Date multiplied by 1 minus a fraction, the numerator of which is the Distribution Ratio multiplied by the Resources Stock Value and the denominator of which is the REI Stock Value. With respect to each Resources Option, (i) the number of shares of Resources Common Stock subject to such Resources Option, shall equal the number of shares of REI Common Stock subject to the REI Option immediately before the Distribution Date multiplied by the Distribution Ratio, and (ii) the per-share exercise price of such Resources Option shall equal the Resources Stock Value multiplied by a fraction, the numerator of which is the per-share exercise price of the REI Option immediately prior to the Distribution Date and the denominator of which is the REI Stock Value. The exercise price per share of each such New REI Option and Resources Option will be determined such that, immediately following the Distribution Date, the difference between the exercise price of each option and the fair market value of the shares underlying each option approximately equals, in the aggregate, the difference between the exercise price of each REI Option and the fair market value per share of REI Common Stock (with dividend) immediately prior to the Distribution Date. In addition, the ratio of the exercise price of the New REI Options to the fair market value of REI's Common Stock immediately after the Distribution Date, and the ratio of the exercise price of the Resources Options to the fair market value of Resources's Common Stock immediately after the Distribution Date, will both approximately equal the ratio of the exercise price of the REI Options to the fair market value of REI's Common Stock (with dividend) immediately prior to the Distribution Date. Employment with Resources will be treated as employment with REI for purposes of the New REI Options, and employment with REI will be treated as employment with Resources for purposes of the Resources Options. Other than the adjustments described in this Section 7.01(a), all other terms and conditions applicable to the REI Options (including, but not limited to, the vesting schedule) shall remain applicable to the New REI Options and the Resources Options following the Distribution Date, and the Resources Options shall be issued pursuant to a separate mirror transition option plan adopted specifically for the purpose of issuing the Resources Options described in this Section 7.01.

                           (b) Certain Non-U.S. Optionees. Except as may
                  otherwise be agreed upon by REI and Resources, this Section
                  7.01 shall govern the treatment of REI Options held by Non-U.S. Resources Employees. In the event it is determined that the local law applicable to any Non-U.S. Optionee requires a different treatment, REI and Resources shall take such steps as is required to comply with local law or may cash-out those Options that cannot reasonably be conformed.

                  7.02 REI RESTRICTED SHARES. Performance shares (or bookkeeping units representing such shares) outstanding under the LICP and the Reliant Energy, Incorporated Business Unit Performance Share Plan shall vest for the performance cycle ending December 31, 2000 according to the terms and conditions of the applicable Plan. Assuming the Distribution Date occurs during the calendar year 2001, the Plan administrator shall determine, as of the Distribution Date, the level at which the performance objectives have or would have been achieved through the end of the performance cycle ending December 31, 2001 and shall vest the outstanding performance shares for such cycle as of the Distribution Date as though such performance objectives were achieved at that level. As of the Distribution Date, the Plan administrator shall convert outstanding performance shares (or bookkeeping units representing such shares) for the performance cycle ending December 31, 2002 to a number of time-based restricted shares equal to the number of performance shares that would have vested if the performance objectives for the performance cycle were achieved at the maximum level. Such time based restricted shares shall vest if the participant holding such award remains continuously employed with Resources or REI through December 31, 2002. Holders of these and other time-based restricted shares granted prior to the year 2001 that are outstanding on the Distribution Date shall receive shares of Resources Common Stock (or bookkeeping units representing such shares) in the same ratio as REI shareholders, but such Resources Common Stock shall be subject to the same time-based vesting schedule and the other terms and conditions of the applicable Plan under which they were granted.

                  7.03 STOCK PURCHASE PLAN. Effective January 1, 2001, Resources shall establish a Stock Purchase Plan for the benefit of employees of the members of the Resources Group which shall be comparable to the plan set forth in Schedule 7.03.

                  7.04 RESOURCES LONG-TERM INCENTIVE PLAN. Effective on or before January 1, 2001, or such other date as REI and Resources may mutually agree, Resources shall establish the LTIP for the benefit of employees of the members of the Resources Group which shall be comparable to the plan set forth in Schedule 7.04. The LTIP is intended to comply with Code Section 162(m).

                  7.05 RESOURCES ANNUAL INCENTIVE COMPENSATION PLAN. Effective on or before January 1, 2001, or such other date as REI and Resources may mutually agree, Resources shall establish the Resources AICP for the benefit of employees of the members of the Resources Group which shall be comparable to the plan set forth in Schedule 7.05. The AICP is intended to comply with Code
Section 162(m).

                                  ARTICLE VIII.

                            FRINGE AND OTHER BENEFITS

                  8.01 FRINGE BENEFITS. Employees of the Resources Group shall continue to participate in REI's employee assistance program, educational assistance program, executive financial planning program and relocation program and shall continue to have access to the credit union, The Employee Association and the Wellness Activity Center (collectively, the "REI Fringe Benefits") through the Distribution Date or such other date as REI and Resources may mutually agree. Effective as of the Distribution Date, Resources shall establish the Resources Fringe Benefits which Resources deems appropriate in its sole discretion. Effective as of the Distribution Date, eligible Resources Employees determined in accordance with the terms of the applicable plans or programs shall only be eligible to participate in the Resources Fringe Benefits.

                  8.02 APPLIANCE LOANS. Effective as of the Distribution Date, Resources will purchase or cause to be purchased, for an amount equal to the outstanding principal amount thereof plus accrued and unpaid interest thereon through the Distribution Date, all outstanding loans on the Distribution Date made by REI to Resources Employees under any REI appliance purchase program. From and after the Distribution Date, REI shall have no further responsibility for such loans or for the administration of this program with respect to Resources Employees.

                  8.03 CHAIRMAN'S SCHOLARSHIP FUNDS. The chairman's scholarship funds shall remain at REI through and after the Distribution Date.

                  8.04 REI FOUNDATION. Effective as of January 1, 2001, sponsorship of the REI Foundation shall be transferred to Resources.

                  8.05 OTHER BENEFITS. To the extent that REI maintains, sponsors or provides other fringe benefits for its employees not specifically identified in Section 8.01, then REI shall, to the extent permitted by law, continue to make such benefits available to employees of the Resources Group on substantially similar terms and conditions as are offered to the employees of any member of the REI Group through the Distribution Date or such other date upon which Resources and REI mutually agree. Resources and REI agree to make commercially reasonable best efforts to mutually agree on whether, when, and on what terms any member of the Resources Group shall maintain, sponsor or offer fringe benefits.

                                   ARTICLE IX.


                  9.01 TRANSITION SERVICES AGREEMENT. On or about the date hereof, REI and Resources shall enter into the Transition Services Agreement covering the provisions of various services to be provided by REI to Resources. The provisions of this Agreement shall be subject to the provisions of such Transition Services Agreement.

                  9.02 PAYMENT OF LIABILITIES, PLAN EXPENSES AND RELATED
MATTERS.

                           (a) Shared Costs. Resources shall pay its share, as
                  determined by REI in good faith, of any contributions made to any trust maintained in connection with a REI Plan while Resources is a Participating Company in any such REI Plan.

                           (b) Contributions to Trusts. With respect to REI
                  Plans to which employees of Resources make contributions, REI shall use reasonable procedures to determine Resources Liabilities associated with such Plans, taking into account such contributions, settlements, refunds and similar payments.

                           (c) Administrative Expenses Not Chargeable to a
                  Trust. To the extent not charged pursuant to this Article IX, and to the extent not otherwise agreed to by REI and Resources, and to the extent not chargeable to a trust established in connection with a REI Plan, Resources shall be responsible, through either direct payment or reimbursement to REI, for its allocable share of expenses incurred by REI in the administration of (i) the REI Plans while Resources participates in such Plans, and (ii) the Resources Plans, to the extent REI administers such Plans. For this purpose, Resources's allocable share of such expenses shall be calculated in accordance with current practice in effect as of the date of this Agreement.

                  9.03 SHARING OF PARTICIPANT INFORMATION. In accordance with the applicable provisions of the Separation Agreement, REI and Resources shall share, or cause to be shared, all participant information that is necessary or appropriate for the efficient and accurate administration of each of the REI Plans and the Resources Plans during the respective periods applicable to such Plans as Resources and REI may mutually agree. REI and Resources and their respective authorized agents shall, subject to applicable laws of confidentiality and data protection, be given reasonable and timely access to, and may make copies of, all information relating to the subjects of this Agreement in the custody of the other party or its agents, to the extent necessary or appropriate for such administration.

                  9.04 REPORTING AND DISCLOSURE COMMUNICATIONS TO PARTICIPANTS. While Resources is a Participating Company in the REI Plans, REI shall take, or cause to be taken, all actions necessary or appropriate to facilitate the distribution of all REI Plan-related communications and materials to employees, participants and beneficiaries, including (without limitation) summary plan descriptions and related summaries of material modification(s), summary annual reports, investment information, prospectuses, notices and enrollment material for the REI Plans. Resources shall provide all information needed by REI to facilitate such REI Plan-related communications. Resources shall take, or cause to be taken, all actions necessary or appropriate to facilitate the distribution of all Resources Plan-related communications and materials to employees, participants and beneficiaries. Resources shall assist, and Resources shall cause each other applicable member of the Resources Group to assist, REI in complying with all reporting and disclosure requirements of ERISA, including the preparation of Form Series 5500 annual reports, for the REI Plans, where applicable.

                  9.05 AUDITS REGARDING VENDOR CONTRACTS. From the period beginning as of the Distribution Date or such other date as REI and Resources mutually agree upon and ending on such date as REI and Resources may mutually agree, REI and Resources and their duly authorized representatives shall have the right to conduct joint audits with respect to any vendor contracts that relate to both the REI Health and Welfare Plans and the Resources Health and Welfare Plans. The scope of such audits shall remain consistent with the current practices and all documents and other information currently made available for review shall continue to be made available. REI and Resources shall agree on the performance standards, audit methodology, auditing policy and quality measures, reporting requirements, and the manner in which costs incurred in connection with such audits will be shared.

                  9.06 BENEFICIARY DESIGNATIONS. Subject to Section 9.09, all beneficiary designations made by employees of the Resources Group for the REI Plans (other than the Retirement Plan, except to the extent Resources may be required to establish or assume the sponsorship of a retirement plan(s) pursuant to Section 2.07) shall be transferred to and be in full force and effect under the corresponding Resources Plans until such time, if ever, any such beneficiary designations are replaced or revoked by the employees of the Resources Group who made the beneficiary designations. All beneficiary designations made by Resources Retired Employees for the Resources Plans shall be transferred to and be in full force and effect under the corresponding REI Plans until such time, if ever, any such beneficiary designations are replaced or revoked by the Resources Retired Employees who made the beneficiary designations.

                  9.07 REQUESTS FOR IRS AND DOL OPINIONS. REI and Resources shall make such applications to regulatory agencies, including the IRS and DOL, as may be necessary or appropriate. Resources and REI shall cooperate fully with one another on any issue relating to the transactions contemplated by this Agreement for which REI and/or Resources elects to seek a determination letter or private letter ruling from the IRS or an advisory opinion from the DOL.

                  9.08 FIDUCIARY MATTERS. REI and Resources each acknowledge that actions contemplated to be taken pursuant to this Agreement may be subject to fiduciary duties or standards of conduct under ERISA or other applicable law, and no party shall be deemed to be in violation of this Agreement if such party fails to comply with any provisions hereof based upon such party's good faith determination that to do so would violate such a fiduciary duty or standard.

                  9.09 CONSENT OF THIRD PARTIES. If any provision of this Agreement is dependent on the consent of any third party (such as a vendor) and such consent is withheld, REI and Resources shall use their commercially reasonable best efforts to implement the applicable provisions of this Agreement. If any provision of this Agreement cannot be implemented due to the failure of such third party to consent, REI and Resources shall negotiate in good faith to implement the provision in a mutually satisfactory manner.

                  9.10 TAX COOPERATION. In connection with the interpretation and administration of this Agreement, REI and Resources shall take into account the agreements and policies established pursuant to the Separation Agreement and the Tax Allocation Agreement.

                  9.11 PLAN RETURNS. Plan Returns shall be filed or caused to be filed by REI or Resources as the case may be in accordance with the principles established in the Tax Allocation Agreement. For purposes of this Section 9.11, "Plan Returns" means any return, report, certificate, form or similar statement or document required to be filed with a government agency with respect to an employee benefit plan governed by the ERISA, or a program governed by Section 6039D of the Code.

                                   ARTICLE X.

                           EMPLOYMENT-RELATED MATTERS

                  10.01 TERMS OF RESOURCES EMPLOYMENT. Employees of the Resources Group shall be required to execute a new agreement regarding confidential information and proprietary developments in a form approved by Resources. In addition, nothing in the Separation Agreement, this Agreement, or any Ancillary Agreement should be construed to change the at-will status of any of the employees of any member of the REI Group or the Resources Group.

                  10.02 HR DATA SUPPORT SYSTEMS. REI shall provide human resources data support for employees of the members of the Resources Group in accordance with the terms of the Transition Services Agreement.

                  10.03 EMPLOYMENT OF EMPLOYEES WITH U.S. WORK VISAS. Resources will comply with all immigration laws and regulations of the Unites States of America as such laws and regulations applied to employees of any member of the REI Group in the United States of America pursuant to a work or training visa regardless of visa category. Resources expressly assumes all obligations, liabilities and undertakings arising from or under attestations made in each certified and effective Labor Condition Application filed by REI. Resources shall file amended petitions with the Immigration and Naturalization Service, as may be necessary or appropriate. In such cases, the foreign national employee will remain employed by a member of the REI Group and continue to participate in the REI Plans until such amended petitions have been approved.

                  10.04 CONFIDENTIALITY AND PROPRIETARY INFORMATION.

                           (a) No provision of the Separation Agreement or any
                  Ancillary Agreement shall be deemed to release any individual for any violation of the REI non-competition guideline or any agreement or policy pertaining to confidential or proprietary information of any member of the REI Group or Resources Group, or otherwise relieve any individual of his or her obligations under such non-competition guideline, agreement, or policy.

                           (b) Employee Agreements. As used in this Section
                  10.04(b), "Employee Agreement" means any employment, severance, supplemental pension agreement or confidentiality agreement, and any corresponding agreements executed by REI or Resources employees in connection with their employment. Nothing in this Agreement, the Separation Agreement or any other Ancillary Agreement shall be deemed to supercede any provision regarding the conduct of employees mandated by the Federal Energy Regulatory Commission or any other applicable regulatory authority.

                                    (i) Survival of REI Employee Agreement
                           Obligations and REI's Common Law Rights. The REI Employee Agreements of all Resources Employees and all former REI employees transferred to Resources on or before the Distribution Date shall remain in full force and effect according to their terms, and all Liabilities thereunder shall be assumed by Resources. Notwithstanding the foregoing to the contrary, none of the following acts committed by former REI or Resources employees within the scope of their Resources employment shall constitute a breach of such REI Employee Agreements: (i) the use or disclosure of Confidential Information (as that term is defined in the REI Employee Agreement) for or on behalf of Resources, if such disclosure is consistent with the assignment or license of rights, businesses and assets granted to Resources and restrictions imposed on Resources under the Separation Agreement, any other Ancillary Agreement or any other agreement between the parties, and (ii) the rendering of any services, directly or indirectly, to Resources to the extent such services are consistent with the assignment or license of rights, businesses and assets granted to Resources and the restrictions imposed on Resources under the Separation Agreement, any other Ancillary Agreement or any other agreement between the parties. Further, REI retains any rights it has under statute or common law with respect to actions by its former employees to the extent such actions are inconsistent with the assignment or license of rights, businesses and assets granted to Resources and restrictions imposed on Resources under the Separation Agreement, any other Ancillary Agreement or any other agreement between the parties.

                                    (ii) Survival of Resources's Employee
                           Agreement Obligations and Resources's Common Law Rights. The Resources Employee Agreements of all REI Employees and all former Resources employees transferred to REI on or before the Distribution Date shall remain in full force and effect according to their terms; provided, however, that none of the following acts committed by former Resources or REI employees within the scope of their REI employment shall constitute a breach of such Resources Employee
                           Agreements: (i) the use or disclosure of Confidential Information (as that term is defined in the REI Employee Agreement) for or on behalf of REI, if such disclosure is consistent with the rights, businesses and assets retained by REI and restrictions imposed on REI under the Separation Agreement, any other Ancillary Agreement or any other agreement between the parties, and (ii) the rendering of any services, directly or indirectly, to REI to the extent such services are consistent with the rights, businesses and assets retained by REI and the restrictions imposed on REI under the Separation Agreement, any other Ancillary Agreement or any other agreement between the parties. Further, Resources retains any rights it has under statute or common law with respect to actions by its former employees to the extent such actions are inconsistent with the rights, businesses and assets retained by REI and restrictions imposed on REI under the Separation Agreement, any other Ancillary Agreement or any other agreement between the parties.

                               (iii) Assignment, Cooperation for Compliance
                           and Enforcement.

                                    (A)(1) REI retains all rights under the REI
                  Employee Agreements of all former REI employees necessary to permit REI to protect the rights and interests of REI, but hereby transfers and assigns to Resources its rights under the REI Employee Agreements of all former REI employees to the extent required to permit Resources to enjoin, restrain, recover damages from or obtain specific performance of the REI Employee Agreements or obtain other remedies against any employee who breaches his or her REI Employee Agreement, and to the extent necessary to permit Resources to protect its rights and interests.

                                    (2) REI and Resources agree, at their own
                  respective cost and expense, to use their reasonable efforts to cooperate as follows: (A) Resources shall advise REI of:
                  (1) any violation(s) of the REI Employee Agreements by Resources or former REI employees, and (2) any violation(s) of the Resources Employee Agreements which affect REI's rights; and (B) REI shall advise Resources of any violation(s) of the REI Employee Agreements by current or former REI employees which affect Resources's rights; provided, however, that the foregoing obligations shall only apply to violation(s) which become known to an attorney within the legal department of the party obligated to provide notice thereof.

                                    (3) REI and Resources each may separately
                  enforce the REI Employee Agreements of Resources and former REI employees to the extent necessary to reasonably protect their respective interests, provided, however, that (i) Resources shall not commence any litigation relating thereto without first consulting with REI's General Counsel or his or her designee and (ii) REI shall not commence any litigation relating thereto against any former REI employee who is at the time an employee of the Resources Group without first consulting with Resources's General Counsel or his or her designee. If either party, in seeking to enforce any REI Employee Agreement, notifies the other party that it requires, or desires, the other party to join in such action, then the other party shall do so. In addition, if either party commences or becomes a party to any action to enforce a REI Employee Agreement of an employee of the Resources Group or former REI employee, the other party shall, whether or not it becomes a party to the action, cooperate with the other party by making available its files and employees who have information or knowledge relevant to the dispute, subject to appropriate measures to protect the confidentiality of any proprietary or confidential information that may be disclosed in the course of such cooperation or action and subject to any relevant privacy laws and regulations. Any such action shall be conducted at the expense of the party bringing the action and the parties shall agree on a case by case basis on compensation, if any, of the other party for the value of the time of such other party's employees as reasonably required in connection with the action.

                                    (B)(1) Resources retains all rights under
                  the Resources Employee Agreements of all former Resources employees necessary to permit Resources to protect the rights and interests of Resources, but hereby transfers and assigns to REI its rights under the Resources Employee Agreements of all former Resources employees to the extent required to permit REI to enjoin, restrain, recover damages from or obtain specific performance of the Resources Employee Agreements or obtain other remedies against any employee who breaches his or her Resources Employee Agreement, and to the extent necessary to permit REI to protect its rights and interests.

                                    (2) REI and Resources agree, at their own
                  respective cost and expense, to use their reasonable efforts to cooperate as follows: (A) REI shall advise Resources of:
                  (1) any violation(s) of the Resources Employee Agreements by REI or former Resources employees, and (2) any violation(s) of the REI Employee Agreements which affect Resources's rights; and (B) Resources shall advise REI of any violations of the Resources Employee Agreements by current or former Resources employees which affect REI's rights; provided, however, that the foregoing obligations shall only apply to violations which become known to an attorney within the legal department of the party obligated to provide notice thereof.

                                    (3) REI and Resources each may separately
                  enforce the REI Employee Agreements of REI and former Resources employees to the extent necessary to reasonably protect their respective interests, provided, however, that
                  (i) REI shall not commence any litigation relating thereto without first consulting with Resources's General Counsel or his or her designee and (ii) Resources shall not commence any litigation relating thereto against any former Resources employee who is at the time a REI Employee without first consulting with REI's General Counsel or his or her designee. If either party, in seeking to enforce any Resources Employee Agreement, notifies the other party that it requires, or desires, the other party to join in such action, then the other party shall do so. In addition, if either party commences or becomes a party to any action to enforce a Resources Employee Agreement of a REI Employee or former Resources employee, the other party shall, whether or not it becomes a party to the action, cooperate with the other party by making available its files and employees who have information or knowledge relevant to the dispute, subject to appropriate measures to protect the confidentiality of any proprietary or confidential information that may be disclosed in the course of such cooperation or action and subject to any relevant privacy laws and regulations. Any such action shall be conducted at the expense of the party bringing the action and the parties shall agree on a case by case basis on compensation, if any, of the other party for the value of the time of such other party's employees as reasonably required in connection with the action.

                                    (C) REI and Resources understand and
                  acknowledge that matters relating to the making, performance, enforcement, assignment and termination of employee agreements are typically governed by the laws and regulations of the national, federal, state or local governmental unit where an employee resides, or where an employee's services are rendered, and that such laws and regulations may supersede or limit the applicability or enforceability of this Section
                  10.04. In such circumstances, REI and Resources agree to take action with respect to the employee agreements that best accomplishes the parties' objectives as set forth in this
                  Section 10.04 and that is consistent with applicable law.

                  10.05 ACCRUED PAYROLL, BONUSES, PROFIT SHARING AND COMMISSIONS. Except as otherwise specified in an Ancillary Agreement, Resources shall be responsible for all Liabilities relating to, arising out of, or attributable to payroll, bonuses, profit sharing and commissions accrued by employees of Resources through the Distribution Date. REI and Resources shall agree on the manner and method of payment for all payroll, bonuses, profit sharing and commissions agreed to on behalf of employees who have been employed by Resources on or before the Distribution Date. REI shall provide or cause to be provided to Resources in the same manner as in effect on the date of this Agreement all payroll services as required in the Transition Services Agreement.

                  10.06 PAYROLL AND WITHHOLDING.

                           (a) Income Reporting, Withholding. REI shall perform
in the same manner as in effect on the date of this Agreement the income reporting and withholding function under Resources's employer identification number for employees of the Resources Group and other service providers as required by the Transition Services Agreement.

                           (b) Delivery of, and Access to, Documents and Other
Information. Concurrently with the Distribution Date, REI shall cause to be delivered to Resources, the employee information set forth on all IRS Forms W-4 executed by REI Employees designated as Resources Employees as of the Distribution Date. For the period ending on the Distribution Date (and for such additional period as REI and Resources may mutually agree), REI shall make reasonably available to Resources all forms, documents or information, no matter in what format stored, relating to compensation or payments made to any employee or service provider of Resources. Such information may include, but is not limited to, information concerning employee payroll deductions, payroll adjustments, records of time worked, tax records (e.g., IRS Forms W-2, W-4, 940 and 941), and information concerning garnishment of wages or other payments.

                           (c) Consistency of Tax Positions; Duplication. REI
and Resources shall individually and collectively make commercially reasonable best efforts to avoid unnecessarily duplicated federal, state or local payroll taxes, insurance or workers' compensation contributions, or unemployment contributions arising on or after the Distribution Date. REI and Resources shall take consistent reporting and withholding positions with respect to any such taxes or contributions.

                  10.07 PERSONNEL AND PAY RECORDS. For the period beginning on the date of this Agreement and ending on the Distribution Date (and for such additional period as REI and Resources may mutually agree), REI shall make reasonably available to Resources for review and reproduction, subject to applicable laws on confidentiality and data protection, all current and historic forms, documents or information, no matter in what format stored, relating to pre-Distribution Date personnel and medical records. Such forms, documents or information may include, but is not limited to: (a) information regarding ranking or promotions of employees of the Resources Group; (b) the existence and nature of garnishment orders or other judicial or administrative actions or orders affecting an employee's or service provider's compensation; and (c) performance evaluations.

                  10.08 NON-TERMINATION OF EMPLOYMENT; NO THIRD-PARTY BENEFICIARIES. No provision of this Agreement, the Separation Agreement, or any Ancillary Agreement shall be construed to create any right, or accelerate entitlement, to any compensation or benefit whatsoever on the part of any Resources Employee or other future, present or former employee of REI or Resources under any REI Plan or Resources Plan or otherwise. Without limiting the generality of the foregoing: (a) except as otherwise provided in this agreement or applicable provisions of Plans, neither the Distribution nor the termination of the Participating Company status of Resources or any member of the Resources Group shall cause any employee to be deemed to have incurred a termination of employment; and (b) no transfer of employment between REI and Resources before the Distribution Date shall be deemed a termination of employment for any purpose hereunder.

                                   ARTICLE XI.

                               GENERAL PROVISIONS

                  11.01 EFFECT IF IPO AND/OR DISTRIBUTION DOES NOT OCCUR. Subject to Section 11.08, if the IPO and/or Distribution does not occur, then all actions and events that are, under this Agreement, to be taken or occur effective as of the IPO Closing Date, and/or Distribution Date, or otherwise in connection with the IPO and/or Distribution, shall not be taken or occur except to the extent specifically agreed by Resources and REI.

                  11.02 RELATIONSHIP OF PARTIES. Nothing in this Agreement shall be deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, the understanding and agreement being that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship set forth herein. This Agreement shall be binding upon and inure solely to the benefit of and be enforceable by each party and its respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  11.03 AFFILIATED COMPANIES. Each of REI and Resources shall cause to be performed, and hereby guarantee the performance of, any and all actions of any and all members of the REI Group or the Resources Group, respectively.

                  11.04 INCORPORATION OF SEPARATION AGREEMENT PROVISIONS. If a dispute, claim or controversy results from or arises out of or in connection with this Agreement, the parties agree to use the procedures set forth in
Article IX of the Separation Agreement in lieu of other available remedies, to resolve same. The provisions of Article IX (Arbitration and Dispute Resolution), and Sections 5.5 (Issuance of Stock), 10.2 (Further Instruments), 10.5 (Audit Rights), 10.8 (Governmental Approvals), 11.1 (Limitation of Liability), 11.5 (Notices), 11.7 (Binding Effect; Assignment) and 11.11 (Authority) of the Separation Agreement are hereby incorporated herein by reference, and unless otherwise expressly specified herein, such provisions shall apply as if fully set forth herein (references in this Section 11.04 to an "Article" or "Section" shall mean Articles or Sections of the Separation Agreement, and, except as expressly set forth herein, references in the material incorporated herein by reference shall be references to the Separation Agreement).

                  11.05 GOVERNING LAW. To the extent not preempted by applicable federal law, this Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of Texas, irrespective of the choice of law principles of the State of Texas, as to all matters, including matters of validity, construction, effect, performance and remedies.

                  11.06 SEVERABILITY. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible and in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest possible extent.

                  11.07 AMENDMENT. The Boards of Directors of Resources and REI may mutually agree to amend the provisions of this Agreement at any time or times, either prospectively or retroactively, to such extent and in such manner as the Boards mutually deem advisable. Each Board may delegate its amendment power, in whole or in part, to one or more Persons or committees as it deems advisable. Accordingly, each Board hereby gives the chief executive officer of Resources and the chief executive officer of REI the full power and authority to mutually adopt an amendment to this Agreement (subject to each of their authority to amend Plans).

                  11.08 TERMINATION. This Agreement may be terminated and the Distribution abandoned at any time prior to the IPO Closing Date by REI in its sole discretion. This Agreement may be terminated at any time after the IPO Closing Date and before the Distribution Date by mutual consent of REI and Resources. In the event of termination pursuant to this Section, no party shall have any liability of any kind under this Agreement to the other party.

                  11.09 CONFLICT. In the event of any conflict between the provisions of this Agreement and the Separation Agreement, any Ancillary Agreement, or Plan, the provisions of this Agreement shall control.

                  11.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts each of which shall be deemed to be an original, but all of which together shall constitute but one and the same Agreement.

                  IN WITNESS WHEREOF, each of the parties have caused this Employee Matters Agreement to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.

                                    RELIANT ENERGY, INCORPORATED


                                    By:
                                        ---------------------------------------
                                    Name:

                                             Title:
                                                   --------------------------


                                    RELIANT RESOURCES, INC.

                                    By:
                                        ---------------------------------------
                                    Name:

                                             Title:
                                                   --------------------------